CUSTOMER ACCOUNT AGREEMENT

In consideration of ADM Investor Services, Inc. (“ADMIS”) opening and carrying one or more accounts (collectively, “Account”) for the undersigned person(s) (individually or collectively, as applicable, “Customer”), and ADMIS acting as futures commission merchant (“FCM”) for Customer in the execution and clearing of orders for the purchase or sale of commodity futures, commodity options, forward contracts, foreign exchange, physical or cash commodities, and exchange for physical (“EFP”) or exchange for risk (“EFR”) transactions (collectively “Commodity Contracts”), Customer enters into this Customer Account Agreement (“Agreement”) with ADMIS as of the date executed by Customer below.

1.             Relationship and Acknowledgments.     Customer understands, acknowledges and confirms the following:

(a)           The purchase or sale of Commodity Contracts is speculative, involves a high degree of risk and is suitable only for persons who can assume the risk of loss in excess of their margin deposits or of their entire option premium. Customer understands that price changes in Commodity Contracts may result in significant losses, which losses, whether realized or unrealized, Customer would be responsible for and which may substantially exceed Customer’s margin deposits and any other deposits Customer may make. Customer also acknowledges that Customer has received, has read and understands this Agreement and the accompanying risk disclosures.

(b)          ADMIS is authorized to execute and clear orders and transactions and carry positions for the Account, including orders, transactions and positions executed by or on behalf of third- party brokers, to act as counterparty to Commodity Contracts and to exercise commodity options for the Account in accordance with Customer’s oral or written instructions. ADMIS shall have the right to refuse to accept any of Customer’s orders in accordance with Section 1(f) of this Agreement or if such orders would result in a debit equity balance. ADMIS shall also have the right to tape record all telephone conversations with Customer.

(c)          ADMIS or its affiliates may at times be the counterparty and act as principal in regard to any cash, forward, or foreign exchange transactions. Customer further understands and acknowledges that ADMIS may be the counterparty and receive revenue regarding such transactions through the difference between the bid and offer prices quoted or provided to Customer and through markups or markdowns on positions that ADMIS enters into with Customer or with other parties in connection with such positions. Furthermore, Customer acknowledges that ADMIS is not obligated to quote a price for any principal transaction.

(d)          ADMIS shall not be responsible to Customer for any third-party brokers’ inability to execute orders, or for error or negligence or misconduct on the part of any third-party brokers who are not employees of ADMIS.

(e)           Execution of an order for a futures contract contemplates making or accepting delivery, and Customer agrees to notify ADMIS promptly if Customer intends to make or take delivery. Customer authorizes ADMIS to take any action deemed necessary or appropriate by ADMIS in the event ADMIS takes physical delivery for Customer and Customer hereby agrees to indemnify ADMIS from all costs in connection therewith. ADMIS may, in its sole discretion, liquidate any short position in Customer’s account if Customer has not delivered to ADMIS certificates, receipts or other appropriate instruments of delivery at least five (5) days prior to the last trading day of the applicable futures contract.

Classification: Internal

(f)            Upon entry into this Agreement, ADMIS will notify Customer of the exchanges, products, size and number of open Commodity Contracts (net or gross) that ADMIS will at any time execute, clear and/or carry for Customer (such size and number limitation, the “Trading Limits”). ADMIS has the right in ADMIS’ sole and absolute discretion to revise the Trading Limits with no less than one (1) business day’s prior written notice unless otherwise required by the exchange or regulatory body, and provided that, if any revision of the Trading Limits requires Customer to close out open, existing Commodity Contract positions, Customer shall be afforded no less than thirty (30) calendar days to do so (i) unless otherwise prohibited by regulatory body or exchange (which ADMIS will notify Customer of, if practicable), (ii) unless any such positions are open at least seven days prior to the last trading day of the applicable futures contract and are subject to delivery; and (iii) provided Customer’s Account is margined as required by Section 2 of this Agreement, as ADMIS determines in its reasonable discretion. For the avoidance of doubt, ADMIS is under no obligation to accept, and may refuse, orders to establish Commodity Contract positions that do not conform to the Trading Limits.

(g)           Reserved.

(h)           ADMIS: (i) is not a bank, savings and loan association or trust company under federal or state law or regulation; (ii) does not offer check writing services or any similar or comparable service or services; and (iii) is not engaged in the business of banking under Article 4A of the Uniform Commercial Code, as amended, or otherwise under Applicable Law (as defined below).

(i)            Any market recommendation or information communicated to Customer by ADMIS does not constitute an offer to sell, or the solicitation of an offer to buy, any commodity, or any commodity futures contract.

(j)            Such recommendation or information may be incomplete and may not be verified.

(k)           ADMIS does not operate or maintain a research department or division as defined under or within the scope of CFTC rules or regulations and ADMIS makes no representation, warranty or guarantee as to, and shall not be responsible for, the accuracy or completeness of any information or recommendation furnished to Customer.

(l)            ADMIS and/or its officers, directors, affiliates, stockholders or representatives may have a position or positions in or may intend to buy or sell commodities or commodity futures contracts which are the subject of recommendations that may be furnished to Customer, and the position or positions of ADMIS or any such officer, director, affiliate, stockholder, or representative may or may not be consistent with any recommendation or information furnished to Customer by ADMIS.

2.             Margin. Customer agrees to maintain collateral and/or margin in the Account in an amount that is the greater of (i) the amount required by the relevant clearing house (“AL Margin”) and (ii) an amount in excess of AL Margin as required in ADMIS’ sole discretion (“Required Additional Margin”) and, together with AL Margin, “Margin”), provided that in no event will the amount of Required Additional Margin be more than two times (2x) the AL Margin and, provided further, that the amount of Required Additional Margin will in no event exceed the notional value of the particular Commodity Contract position to which it relates. Customer agrees to wire transfer funds to ADMIS upon verbal or written request or otherwise make payment in immediately available funds and to furnish ADMIS with names of bank officers for immediate verification of such transfers or payments.

Classification: Internal

3.            Customer Funds and ACH Transfers. Customer shall deposit with ADMIS (1) immediately available funds to meet all initial and maintenance margin requirements established by ADMIS as referenced in Section 2 above, pay interest, commission, brokerage, exchange and regulatory fees and charges that have been agreed to with ADMIS and memorialized in a written schedule of fees (such schedule, a “Fees Schedule”), which Fees Schedule may be revised with no less than thirty (30) business days’ prior written notice; however, Customer understands and agrees that fees or charges of third parties (i.e., exchanges, regulators or other providers) within the Fee Schedule are not under the control of ADMIS and that ADMIS may not be able to provide 30 business days’ prior notice of changes in such fees. Fees not included in the Fees schedule, but which apply to transactions conducted for or on behalf of Customer, (such as, currency conversions, deliveries, transfer of accounts, interbank fees and charges, contract market or other self-regulatory organization charges) shall be the responsibility of, and satisfied from the accounts of Customer. Commissions and brokerage may be shared by ADMIS with more than one of Customer’s representatives; (2) deposit amount(s) to pay any deficit or debit balance in the Account; and (3) pay interest and service charges on any Customer deficit or debit balances at the rates customarily charged by ADMIS together with ADMIS’ costs and attorneys’ fees incurred in collecting any such deficit or debit or defending claims brought by Customer in which ADMIS is the prevailing party. If Customer elects to have access to or use Automatic Clearing House funds transfers with respect to the Account, Customer agrees to execute and deliver to ADMIS such additional documents, agreements or information as ADMIS may request or require.

4.             If at any time the Account does not contain at least the amount of funds required by ADMIS, any exchange, clearing house or other regulatory authority, ADMIS may in its commercially reasonable discretion, at any time or from time to time, close out Customer’s open positions in whole or in part or take any other action ADMIS deems necessary to satisfy such requirements, including, but not limited to, transferring funds from other accounts of Customer, including transfers between accounts designated as segregated, secured, cleared swaps or non-regulated. Failure of ADMIS to act in such circumstances in whole or in part, shall not constitute a waiver of ADMIS’ rights to do so any time or from time to time thereafter, nor shall ADMIS be subject to any liability to Customer for ADMIS’ failure to so act. In addition, ADMIS has the right, but not the obligation, to close the Account and liquidate or offset any open position(s) upon receipt of notice of Customer’s death, if applicable. Transfers among accounts for the purpose of margin or collateral or the reduction or satisfaction of any deficit balance or other payment obligation of Customer shall be conducted among accounts of the same beneficial ownership in accordance with CFTC Reg. 1.56.

5.             No Guarantee. Customer understands that there are no guarantees of profit or guarantees against loss in Commodity Contract trading. Customer has received no such guarantees from ADMIS or from any of ADMIS’ representatives. Customer acknowledges that Customer is aware of the risks inherent in Commodity Contract trading and is financially able to bear such risks and withstand any losses incurred in the Account or otherwise by Customer.

6.             Applicable Law. For purposes of and provisions under this Agreement, the Commodity Exchange Act, as amended (“CEA”), rules and regulations of the Commodity Futures Trading Commission (“CFTC”) or National Futures Association (“NFA”), and any other applicable federal or state law, statute, rule, regulation or administrative requirement or condition to which ADMIS is subject shall collectively be defined and referred to as “Applicable Law.”

7.            Foreign Exchange. Unless Customer provides ADMIS with written or oral instructions to liquidate an open foreign exchange position in the Account, any such position in ADMIS sole and absolute discretion will either be: (a) rolled over as an open position to the next successive business day; or

(b)   liquidated in accordance with the provisions of this Agreement and Applicable Law. Alternatively, in order to liquidate an open foreign exchange position in the Account by means of delivering, or taking delivery, of the underlying currency, written or oral instructions to this effect must be given to ADMIS, together with sufficient funds to cover such delivery and all documents required by ADMIS to effectuate this mode of settlement, in accordance with ADMIS’ instructions.

8.             Security Interest and Pledge. All monies, securities, negotiable instruments, forward contracts, foreign exchange contracts, physical or cash contracts, commodity options, open positions in futures contracts and commodities, or other property now or at any future time deposited or maintained in or transferred to the Account, or held by ADMIS or its affiliates for Customer in connection with this Agreement, are hereby pledged with ADMIS, and shall be subject to a senior security interest in ADMIS’ favor to secure any indebtedness, at any time, owing by Customer to ADMIS or its affiliates under this Agreement, without regard to whether ADMIS or its affiliates has made demand or advances with respect to any such property. Such security interest shall include a general right of offset, and Customer waives to the fullest extent possible under Applicable Law any claim or defense that ADMIS’ exercise of any right or action under Applicable Law regarding such security interest violates any privacy or data protection law, rule or regulation to which ADMIS or its affiliates is subject. Customer will not cause or allow any property held in the Account to be subject to any other liens, security interests, mortgages or other encumbrances without the express prior written approval of ADMIS.

Classification: Internal

9.             Foreign Currency. If Customer requests that ADMIS enter into, or if Customer places an order for, any Commodity Contracts denominated in a foreign currency: (a) any profit or loss arising from a fluctuation in the exchange rate affecting such currency will be entirely for the Account and Customer’s risk; (b) all initial and subsequent deposits for margin purposes shall be made in U.S. dollars, in such amounts as ADMIS may in its sole and absolute discretion request; and (c) ADMIS is authorized to convert funds in the Account for margin into and from such foreign currency at a rate of exchange determined by ADMIS in its sole and absolute discretion on the basis of then prevailing market rates. Customer acknowledges and agrees that ADMIS may receive revenue in connection with any such currency conversion by collecting a fee and/or all or a portion of the difference between the bid and offer prices quoted or provided to Customer for such foreign currency conversion.

10.          Compliance with Applicable Law. All transactions by ADMIS on Customer’s behalf shall be subject to Applicable Law and the constitution, rules, regulations, customs, usages, rulings, and interpretations of the exchanges or markets on which such transactions are executed by ADMIS or its agents for the Account (such as the Chicago Mercantile Exchange and its affiliated clearing house). ADMIS shall not be liable to Customer as a result of any action taken by ADMIS, or its agents, to comply with Applicable Law or any such constitution, rule, regulation, custom, usage, ruling or interpretation. If Customer is subject to regulation by any regulatory agency or organization, Customer agrees that ADMIS has no duty to ascertain, confirm or ensure that Customer is in compliance with the requirements of such agency or organization.

11.           Losses. For purposes of and provisions under this Agreement, any and all liabilities, claims, losses, damages, costs and expenses, including incidental or consequential costs, losses, and damages and reasonable attorneys’ fees and expenses incurred with collecting a deficit or debit balance in the Account , shall collectively be defined and referred to as “Losses.”

12.          Delivery Efforts. If at any time Customer shall be unable to deliver to ADMIS any security, commodity or other property previously bought or sold by ADMIS on Customer’s behalf, Customer authorizes ADMIS, in its sole and absolute discretion, to borrow or to buy any security, commodity, or other property necessary to make delivery thereof, and Customer shall pay and indemnify ADMIS for any Losses which ADMIS or its affiliates may sustain thereby and any premiums which ADMIS or its affiliates may be required to pay thereon, and for any Losses which ADMIS or its affiliates may sustain from its inability to borrow or buy any such security, commodity or other property.

13.          Account Controllers. Customer acknowledges and agrees that ADMIS shall not be responsible to Customer for any Losses resulting from conduct or advice (including but not limited to errors or negligence) on the part of any third-party person or entity introducing Customer to ADMIS or having trading authority over the Account, including but not limited to any broker/dealer, FCM, independent introducing broker, commodity trading advisor or commodity pool operator. Customer specifically agrees that ADMIS shall have no obligation to supervise the activities of any such person or entity and Customer will indemnify ADMIS and its affiliates and hold ADMIS and its affiliates harmless from and against all Losses incurred by ADMIS or its affiliates as a result of any actions taken or not taken by such person or entity.

Classification: Internal

14.          Verification of Information. Customer authorizes ADMIS to contact such banks, financial institutions, credit agencies, and other references as ADMIS shall deem appropriate or advisable in ADMIS’ sole and absolute discretion from time to time to verify any information regarding Customer which may be provided by Customer. Customer understands that an investigation may be made pertaining to Customer’s personal and business credit standing and that Customer may make a written request within a reasonable period of time for disclosure of the nature and scope of any such investigation.

15.          Transmission or Communication Delays. ADMIS shall not be responsible for delays in the execution of orders due to breakdown or failure of transmission, or communication facilities, or to any other cause beyond ADMIS’ control. ADMIS shall not be liable for any Losses caused, directly or indirectly, by a break-down or failure of any transmission or communication system or computer facility or trading software, whether belonging to ADMIS, Customer, any market, or any settlement or clearing system when Customer trades on-line (via internet or electronically).

16.          Customer Communication(s) and Errors. Confirmation of trades, contracts, statements of account, margin calls, and any other notices transmitted by ADMIS to Customer shall be transmitted to either the email address or the physical address and attention of the person(s) named in the “Customer Account Documentation” and such address(es) shall be conclusively deemed accurate and complete. The price at which an order is executed shall be binding notwithstanding the fact that an erroneous report is made. An order which was executed but reported in error as not having been executed shall nevertheless be conclusive and binding except as provided in the following sentence. Customer must notify ADMIS in writing of any objection to, or regarding, an order or discrepancy or disagreement with any confirmation, report or statement forwarded by ADMIS to Customer prior to the opening of trading in the applicable futures contract on the first business day following the day ADMIS sent such confirmation, report or statement, as applicable, to Customer. Such objection shall be delivered to ADM Investor Services, Inc., 141 West Jackson Boulevard, Suite #2100A, Chicago, Illinois 60604, (312) 242-7000, email: custserv@admis.com. If Customer does not timely object in accordance with the previous sentence, such confirmation, report or statement, as applicable, shall be deemed and considered ratified and confirmed as correct by Customer, and ADMIS shall have no responsibility or liability whatever regarding or in connection with transactions shown, included or reported on such confirmation, report or statement, as applicable.

17.          Consent to Electronic Delivery. Customer specifically consents to receive trade confirmations, daily and monthly account activity statements, margin calls and any other notices sent by ADMIS to Customer electronically via email transmission. Such consent shall be effective until revoked by Customer in writing and received by ADMIS. Customer is responsible for providing immediate notification to ADMIS of any change in its email address. Physical copies of Customer’s statements are available upon request but may incur additional charges. ADMIS will provide Customer with password- protected access to on-line reports. Customer will be able to generate daily, monthly and annual account statements which provide transaction activity, profit and loss statements, open positions and margin balances. Statements are deemed received when made available to Customer by ADMIS, regardless of whether or when Customer actually accesses such statements.

18.          Option Exercise. Customer acknowledges and agrees that Customer is solely and exclusively responsible for taking action to exercise any Commodity Contracts that are an option or option contract. ADMIS shall not be required to take any action with respect to an option or option contract, including but not limited to any action to exercise an option prior to its expiration date, except upon express instructions from Customer. Customer acknowledges and understands that exchanges have established certain exercise cut-off times for the tender of exercise instructions, and that any options in the Account may become or expire worthless if Customer does not provide instructions promptly. Customer also acknowledges and understands that certain exchanges may automatically exercise long in-the-money options pursuant to the regulations of such exchange. Customer acknowledges and understands that ADMIS’ cut-off times may differ from corresponding times established by exchanges, and Customer waives any and all claims for Losses in connection with or which might arise out of an option not being exercised. ADMIS will not be responsible for information regarding option expiration dates and assignment notification or for any errors or omissions regarding such information. Customer acknowledges and understands that short option positions are subject to assignment by an exchange or clearing house at any time, including positions established on the same day that exercises are assigned. Notices of assignment are allocated on a random basis by an exchange or clearing house among all short option positions which are subject to exercise.

Classification: Internal

19.           Single Account. All Commodity Contract transactions executed by ADMIS for or on Customer’s behalf shall be deemed to be included in and part of the Account as a single account regardless of whether such transactions are segregated on ADMIS’ records into separate accounts, either severally or jointly with others, for regulatory purposes or otherwise, including the reporting of Customer’s positions as required by Applicable Law or regulatory authorities Anything contained in this Agreement to the contrary notwithstanding, and for the avoidance of doubt, ADMIS and its affiliates shall have a general right of offset and authorization to transfer balances or amounts between or among any separate accounts within the Account, regardless of how such separate accounts may be segregated or maintained, severally or jointly with others, on ADMIS’ records. Transfers among accounts for the purpose of margin or collateral or the reduction or satisfaction of any deficit balance or other payment obligation of Customer shall be conducted among accounts of the same beneficial ownership in accordance with CFTC Reg. 1.56.

20.           Non-U.S. Customers. A Customer not residing in the United States may be requested to provide special or additional information by ADMIS as required by any governmental or regulatory agency. This includes, but is not limited to, special or additional calls for information, including but not limited to information concerning trading positions, ownership and authorization to trade. In the event of a special or additional call for information, ADMIS shall endeavor to obtain and provide such information to the requesting agency. Customer’s failure to respond to a special or additional call for information may cause prospective transactions to be prohibited (other than offsetting or closing trades) for Customer.

21.          Remedies Cumulative. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any thereof shall not preclude or inhibit the exercise of additional rights or remedies.

22.          Account Subject to Agreement. Customer agrees that ADMIS may, from time to time, change the account number assigned to the Account, and that this Agreement shall remain in full force and effect. Customer agrees further that the Account, as well as all additional accounts opened by Customer at ADMIS, shall be covered by this same Agreement with the exception of any account for which a new Customer Agreement is signed.

23.          Venue and Waiver of Jury Trial. Subject to any Arbitration Agreement between ADMIS and Customer, each of ADMIS and Customer agrees that any civil action or other legal proceeding between ADMIS or its employees, agents, representatives, affiliated brokers and/or associated persons, on the one hand, and Customer, on the other hand, arising out of or relating to this Agreement, transactions hereunder, or Customer’s account shall be brought, heard and resolved in the federal or state courts located in Chicago, Cook County, Illinois, and each party waives any right to have such proceeding transferred to any other court, dispute resolution forum or location. In addition, Customer waives the right to trial by jury in any such action or proceeding.

24.          Statute of Limitations. No claim, including arbitration, and regardless of forum, arising out of or relating to this Agreement, transactions hereunder, or the Account, may be brought by Customer more than ( two years after the alleged cause of action giving rise to such claim arose (regardless of the date of discovery of the alleged injury), including claims alleging violations of Section 14 of the CEA. Customer understands and acknowledges that the foregoing time limitation is a material inducement for ADMIS to enter into this Agreement, and Customer accepts and agrees to be bound by such limitation to the fullest extent possible under Applicable Law.

Classification: Internal

25.          Governing Law. This Agreement, including any action or proceeding in connection with or related to this Agreement, shall be governed by the internal laws of the State of Illinois without regard to such State’s conflict of law provisions.

26.           Legal Capacity. Customer represents that: (a) Customer is (or, if Customer is an entity, that each person acting for or on behalf of Customer is) an adult of sound mind and is under no legal disability which would prevent Customer from trading in commodities, commodity futures contracts, options contracts, forward contracts, foreign exchange or other physical or cash contracts therein or entering into this Agreement; and (b) Customer is (or each person acting for or on behalf of Customer is) authorized to enter into this Agreement.

27.          Receipt of Privacy Policy; Accuracy of Information. Customer acknowledges receipt of the ADMIS Privacy Policy, which is incorporated into this Agreement by reference. Customer warrants the accuracy of all information contained in the account application to be complete, true and correct and agrees that Customer will promptly notify ADMIS of any material change in such information. Customer acknowledges and agrees that ADMIS will use and rely on such information in preparing any income tax or related disclosure, form, notice or report that ADMIS provides to Customer; provided, however, that ADMIS will not undertake and is not responsible for preparing or filing any income tax or related disclosure, form, notice or report for or on behalf of Customer. Customer further warrants that no one except Customer has an interest in the Account and that Customer has full power and authority to enter into this Agreement and to engage in the transactions of the kind contemplated herein.

28.           Fees and Charges. Customer agrees to pay to ADMIS the commissions, fees and other charges as set forth in the Fees Schedule and as described in Section 3 above Customer hereby authorizes ADMIS to withdraw the amount of any such commissions, fees and charges from the Account as such commissions, fees and charges are incurred. In accordance with Section 3 above, ADMIS may provide notice electronically or otherwise of any changes in the amount and type of commissions, fees and other charges, and the effective date of such changes. If Customer is introduced to ADMIS by another party, such other party may receive a portion of any commission paid to ADMIS by Customer.

29.          Amendment. Any waiver, amendment or modification of this Agreement must be in writing, signed by the party against whom it is to be enforced, except as otherwise provided herein. Notwithstanding the foregoing, ADMIS may amend this Agreement upon written notice to Customer of such amendment, as follows: (i) with respect to an amendment to the material terms of this Agreement, such amendment shall become effective upon mutual agreement of the parties; and. (ii) other non-material amendments to this Agreement or amendments implemented to comply with Applicable Law, industry rules, regulations or by a regulatory body shall be effective if Customer fails to object within ten (10) business days of ADMIS providing written notice to Customer of such amendment. The rights and remedies of each party under this Agreement are cumulative, and no waiver, amendment or modification of this Agreement or of any such right or remedy may be inferred from a failure by any party to exercise any right or remedy under this Agreement.

Classification: Internal

30.          Actions by ADMIS. This Agreement shall inure to the benefit of ADMIS, its successors and assigns and shall be binding upon Customer and Customer’s personal representatives, executors, trustees, administrators, agents, successors, and assigns. Further, ADMIS may assign this Agreement and transfer Customer’s Account(s) to another duly registered futures commission merchant, subject to applicable provisions of CFTC and NFA rules and regulations. In the event of (a) the death or judicial declaration of incompetence of Customer; (b) the filing of a petition in bankruptcy, or a petition for the appointment of a receiver, or the institution of any insolvency or similar proceeding by or against Customer; the filing of an attachment against any of Customer’s accounts carried by ADMIS; or (d) Customer’s failure to pay or deliver margin, provided however, such failure shall be deemed not to have occurred if Customer shall demonstrate to the reasonable satisfaction of ADMIS that: i) such failure is caused by an error or omission of an administrative or operational nature; and ii), the funds were available to Customer to enable it to satisfy the relevant margin requirement when due; and, iii) such margin requirement is satisfied within one (1) business day; (e) Customer’s failure to provide ADMIS any information requested pursuant to this Agreement within a reasonable time of such or request, or within the time period specified if such request is made pursuant to rule, or by a regulatory body or exchange; or (f) any other circumstances or developments that ADMIS deems appropriate for its protections in ADMIS’ commercially reasonable discretion, ADMIS may take one or more of, or any portion of, the following actions: (1) satisfy any obligation Customer may have to ADMIS under this Agreement, either directly or by way of guaranty or suretyship, out of any Customer’s funds or property in ADMIS’ possession, custody or control, in each case in connection with this Agreement; (2) sell any or purchase any or all Commodity Contracts, securities or other property held or carried for Customer; and (3) cancel any or all outstanding orders or Commodity Contracts, or any other commitments made with Customer. Any of the above actions may be taken without demand for margin or additional margin, without prior notice of sale or purchase or other notice to Customer, Customer’s personal representatives, heirs, executors, administrators, trustees, legatees or assigns and regardless of whether the ownership interest shall be solely that of Customer or held in any form or maintained in any type or kind of joint or co- or common ownership with other persons.

31.          Indemnification. Customer shall indemnify and hold ADMIS, its affiliates, directors, officers, stockholders, employees, agents, successors and assigns (individually and collectively, “ADMIS Indemnitees”) harmless from and against any and all Losses incurred by any ADMIS Indemnitees, arising from or in connection with: (a) Customer’s failure to fully and timely perform its obligations hereunder; (b) deficit or debt balances in the Account; or (c) any of Customer’s representations and warranties made in this Agreement being untrue or incorrect when made or given or (d) any claim allegation or cause of action alleging or related to ADMIS being a bank, savings and loan association or trust company or engaging in the business of banking under Article 4A of the Uniform Commercial Code, as amended, or otherwise under Applicable Law Customer also agrees to pay promptly to ADMIS any and all Losses incurred by any ADMIS Indemnitees in enforcement of any of the provisions of this Agreement and any of the transactions contemplated hereunder, efforts or attempts to collect any amounts due hereunder and the defense of any action or proceeding, including an arbitration proceeding brought by Customer against any ADMIS Indemnitees in which ADMIS Indemnitees are the substantially prevailing party.

32.          Waiver of UCC Article 4A. In consideration of and as a condition of ADMIS opening and carrying the Account for Customer, Customer agrees and covenants to waive and not to claim, assert, raise or allege, in any pleading or proceeding, whether in an action brought against ADMIS or as a defense or affirmative defense or counterclaim in any action brought by ADMIS, that ADMIS is operating or at any time has operated as a bank, savings and loan association or trust company or engaged in the business of banking under Article 4A of the Illinois Uniform Commercial Code, as amended (“Art. 4A”) or any similar or comparable federal law or state law in any other jurisdiction.

33.          Limitation of Liability. IN NO EVENT SHALL ADMIS BE LIABLE TO CUSTOMER OR ANY PERSON FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER, WHETHER ARISING UNDER CONTRACT, WARRANTY, OR TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR ANY OTHER THEORY OF LIABILITY EVEN IF THE POSSIBILITY OF SUCH DAMAGES WERE DISCLOSED TO ADMIS OR COULD HAVE BEEN REASONABLY FORESEEN BY ADMIS. The limitations of liability reflect the allocation of risk between the parties. The limitations specified in this Section 33 will survive and remain in effect even if or to the extent that any limited remedy specified in this Agreement is found to have failed of its essential purpose.

Classification: Internal

34.          Electronic Records and Signatures. Customer agrees that any records stored by a printed media storage method shall be deemed complete, true and genuine record of Account documents and signatures. If Customer elects to open an account through use of an electronic signature under the Electronic Signatures in Global and National Commerce Act, as amended, such electronic signature will meet the requirements of an original signature. However, at the sole discretion of ADMIS, documents signed and transmitted by facsimile machine or electronic mail may be accepted as original documents. The signature of any person or entity thereon, will be considered as an original signature, and the document transmitted will be considered to have the same binding effect as an original signature on an original document. No party hereto may raise the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this section. Customer consents and agrees that Customer’s use of a key pad, mouse or other device to select an item, button, icon or similar act/action while using any electronic service ADMIS offers, or in accessing or making any transactions regarding any agreement, acknowledgment, consent, terms, disclosures or conditions constitutes Customer’s signature, acceptance and agreement as if actually signed by Customer in writing. Further, Customer agrees that no certification authority or other third-party verification is necessary to the enforceability of Customer’s signature or any resulting contract between Customer and ADMIS.

35.           Severability and Headings. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Agreement. Headings of each provision are for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations set forth in each provision.

36.           Termination. Termination of this Agreement may be commenced by either party upon written notice to the other party, provided that if ADMIS terminates this Agreement, Customer shall be afforded no less than thirty (30) calendar days to liquidate Customer’s open, existing Commodity Contract positions as long as Customer’s Account is adequately funded under Section 2 of this Agreement during such period; and, provided account is adequately funded, to transfer them to an alternate futures commission merchant, it being understood that, upon expiry of the thirty-day period, ADMIS shall have the right to liquidate any remaining open Commodity Contract positions. The termination of this Agreement shall not take effect until Customer no longer has funds or Commodity Contracts with ADMIS and has fully satisfied any and all obligations under this Agreement that are due and owing to ADMIS. Until such time of termination as previously stated, the obligations the parties arising from Commodity Contract transactions shall remain in effect.

37.	Confirmation

BY SIGNING THIS AGREEMENT, CUSTOMER ACKNOWLEDGES, AGREES AND CONFIRMS THAT:

(a)	Customer has received, read carefully and understands this Agreement;
(b)	This Agreement has been negotiated between Customer and ADMIS and shall not be construed against the party that drafted all or any portion of this Agreement; and
(c)	Without limiting any acknowledgment, agreement, representation or warranty otherwise contained in this Agreement, Customer accepts and agrees to: (i) the venue provisions set forth in Section 23 above; (ii) the time limitations set forth in Section 24 above; and (iii) the waiver and covenants set forth in Section 32 above not to claim, assert or allege that ADMIS is operating or at any time has operated as a bank, savings and loan association or trust company or engaged in the business of banking under Art. 4A.

CUSTOMER:

X	SIGNATURE	X	SIGNATURE
	NAME, TITLE		NAME, TITLE
	DATE		DATE

Classification: Internal